                   SECURITIES AND EXCHANGE COMMISSION


                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                   Date of Report: August 16, 1999

          AmeriCredit Automobile Receivables Trust 1999-B
      (Exact Name of Registrant as specified in its charter)


         United States                333-36365               88-0359494
         -------------                ---------               ----------
 (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                 Identification Number)


                c/o AmeriCredit Financial Services, Inc.
                       Attention: Daniel E. Berce
                           200 Bailey Avenue
                          Fort Worth, TX 76107
                         (Address of Principal
                           Executive Office)

                             (817) 332-7000
                       Registrant's phone number

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Item 5.      Other Events

         Information relating to distributions to Noteholders for the July, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of May 12, 1999 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.      Financial Statements, Exhibits

   Exhibit No.   Exhibit
   -----------   --------
      99.1       Preliminary Servicer's Certificate and Servicer's Certificate for the July,
                 1999 Collection Period relating to the Notes issued by the Registrant pursuant to the Agreement.

                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1999-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/      Daniel E. Berce
         Daniel E. Berce
         Vice Chairman and
         Chief Financial Officer

August 16, 1999

                          EXHIBIT INDEX

Exhibit
--------
  99.1   Preliminary Servicer's Certificate and Servicer's Certificate for the
         July, 1999 Collection Period relating to the Notes issued by the
         Registrant.